Exhibit 10.2

Additional Secured Party Consent

May 20, 2010

The undersigned is the agent or trustee (the “Authorized Representative”) for persons who shall become “Secured Parties” (the “New Secured Parties”) under the Collateral Agreement dated as of December 24, 2008 (as heretofore amended and/or supplemented, the “Collateral Agreement” (capitalized terms used without definition herein have the meanings assigned to such term by the Collateral Agreement) among HARRAH’S OPERATING COMPANY, INC., a Delaware corporation (the “Issuer”), each subsidiary of the Issuer identified therein as a party (each, a “Subsidiary Pledgor”) and U.S. Bank National Association, as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).

In consideration of the foregoing, the undersigned hereby:

(i) acknowledges that the Authorized Representative is authorized to become a party to the Collateral Agreement on behalf of the New Secured Parties under that certain indenture, dated as of April 16, 2010, among Harrah’s Operating Escrow LLC and Harrah’s Escrow Corporation, as issuers, Harrah’s Entertainment, Inc., as Parent Guarantor and U.S. Bank National Association, as Trustee, as supplemented by the supplemental indenture dated as of the date hereof among the Issuer and the Trustee (the “New Secured Obligations”) and to act as the Authorized Representative for the New Secured Parties;

(ii) acknowledges that the Authorized Representative has received a copy of the Collateral Agreement;

(iii) appoints and authorizes the Collateral Agent to take such action as agent on its behalf and on behalf of all other Secured Parties and to exercise such powers under the Collateral Agreement as are delegated to the Collateral Agent by the terms thereof, together with all such powers as are reasonably incidental thereto; and

(iv) accepts and acknowledges the terms of the Collateral Agreement applicable to it and to the New Secured Parties and agrees to serve as Authorized Representative for the New Secured Parties with respect to the New Secured Obligations and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms thereof applicable to holders of Other Second-Lien Obligations, with all the rights and obligations of a Secured Party thereunder and bound by all the provisions thereof as fully as if it had been a Secured Party on the effective date of the Collateral Agreement.

The Collateral Agent, by acknowledging and agreeing to this Additional Secured Party Consent, accepts the appointment set forth in clause (iii) above.

The name and address of the Authorized Representative for purposes of Section 6.01 of the Collateral Agreement are as follows:

U.S. Bank National Association EP-MN-WS3C 60 Livingston Avenue St. Paul, MN 55107-1419 Attention: Corporate Trust Services Raymond S. Haverstock

THIS ADDITIONAL SECURED PARTY CONSENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Additional Secured Party Consent to be duly executed by its authorized officer as of the date and year first set forth above.

U.S. BANK NATIONAL ASSOCIATION, AS AUTHORIZED REPRESENTATIVE

By:	/s/ Authorized Signatory
Name:
Title:

ACKNOWLEDGED AND AGREED:

U.S. BANK NATIONAL ASSOCIATION, AS COLLATERAL AGENT

By:	/s/ Authorized Signatory
Name:
Title:

HARRAH’S OPERATING COMPANY, INC.

By:	/s/ Authorized Signatory
Name:
Title: